T. Rowe Price High Yield Fund

T. Rowe Price Institutional High Yield Fund

Supplement to Prospectuses and Summary Prospectuses dated August 1, 2025

In the Summary Prospectus and Section 1 of the Prospectus, the disclosure under “Management” is supplemented as follows:

Effective immediately, David Yatzeck will join Rodney Rayburn as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Effective December 31, 2026, Mr. Rayburn will step down from his role on the fund and Jason Bauer will join Mr. Yatzeck as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. Yatzeck joined T. Rowe Price in 2011 and Mr. Bauer joined T. Rowe Price in 2008.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective immediately, David Yatzeck will join Rodney Rayburn as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Effective December 31, 2026, Mr. Rayburn will step down from his role on the fund and Jason Bauer will join Mr. Yatzeck as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. Yatzeck joined the Firm in 2011, and his investment experience dates from 2006. During the past five years, he has served as a high yield credit analyst and associate portfolio manager. Mr. Bauer joined the Firm in 2008, and his investment experience dates from 2003. During the past five years, he has served as a high yield credit analyst and portfolio manager.

The date of this supplement is June 1, 2026.

G77-041 6/1/26